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DELAFIELD FUND, INC.                                        600 FIFTH AVENUE
                                                            NEW YORK, N.Y. 10020
                                                            (212) 830-5220
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PROSPECTUS

April 30, 2002


The investment objectives of the Fund are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. The minimum initial purchase is $5,000. The minimum initial purchase requirement may be waived subject to the discretion of the Fund. The minimum initial purchase for Individual Retirement Accounts is $250.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

========================================================================================================
2      Risk/Return Summary: Investments, Risks,       6   Management, Organization and Capital Structure
       and Performance                                7   Shareholder Information
4      Risk/Return Summary: Fee Table                 15  Distribution Arrangements
5      Investment Objectives, Principal Investment    16  Financial Highlights
       Strategies and Related Risks
========================================================================================================

I.  RISK/RETURN SUMMARY: INVESTMENTS,
    RISKS, AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------

    The objectives of the Fund are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
--------------------------------------------------------------------------------

    The Fund will seek to achieve its objectives by investing primarily in the equity securities of domestic companies. Specifically, the Fund will primarily invest in equity securities of domestic companies which the investment manager (the "Manager") believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally.

    Under normal circumstances the Fund will have more than 65% of its assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. The Fund, however, may also invest not more than 35% of its total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation.

Principal Risks
--------------------------------------------------------------------------------

o Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o As with all equity investments, it is possible to lose money by investing in the Fund.

Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------

    The following bar chart and table may assist in your decision to invest in the Fund. The bar chart shows the change in average annual returns of the Fund for the life of the Fund. The table shows how the Fund's average annual returns for one and five year and since inception periods compare with that of the S&P 500 Index and the Russell 2000 Index. While analyzing this information, please note that the Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                          DELAFIELD FUND, INC. (1),(2)
[GRAPHIC OMITTED]

CALENDAR YEAR END             % TOTAL RETURN

1994                                 5.60%
1995                                27.38%
1996                                26.35%
1997                                19.66%
1998                               -11.47%
1999                                 8.40%
2000                                13.98%
2001                                32.18%

(1) The Fund's highest quarterly return was 28.00% for the quarter ended June 30, 1999; the lowest quarterly return was -24.98% for the quarter ended September 30, 1998.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. The net return to such investors may be less than if they had invested in the Fund directly.

------------------------------- ---------- ----------- ---------------------
Average Annual Total Returns -
For the periodsended                                               Since
December 31, 2001                     One year   Five Years  November 19, 1993**
                                      --------   ----------  -------------------
--------------------------------------------------------------------------------
Delafield Fund, Inc.

Return Before Taxes                    32.18%      11.58%          14.44%

Return After Taxes on Distributions    30.12%      10.50%          12.65%

Return After Taxes on Distributions    15.03%       6.84%           8.34%
  and Sale of Fund Shares

S&P 500 Index*                        -11.89%      10.69%          13.92%

Russell 2000 Index*                     2.49%       7.52%          10.07%
-------------------------------------------------------------------------------

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

o Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 500 Index and the Russell 2000 Index. While the Fund does not seek to match the returns of the S&P 500 Index and the Russell 2000 Index, these Indexes are good indicators of general stock market performance and small company stock market performance, respectively. You may not invest directly in the S&P 500 Index and the Russell 2000 Index and, unlike the Fund, they do not incur fees and expenses.

**   Inception date of the Fund.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases..........        None

Maximum Deferred Sales Charge......................        None

Maximum Sales Charge Imposed on Reinvested Dividends       None

Redemption Fee for Shares held 90 days or less.....       2.00%
(as a percent of amount redeemed)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees....................................        .80%
Distribution and Service (12b-1) Fees..............        None
Other Expenses.....................................        .45%
  Administration Fees..............................  .21%
                                                           ----
Total Annual Fund Operating Expenses...............       1.25%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year           3 Years           5 Years           10 Years

                  $127              $397              $686             $1,511

II. INVESTMENT OBJECTIVES, PRINCIPAL
    INVESTMENT STRATEGIES AND RELATED
    RISKS

Investment Objectives
--------------------------------------------------------------------------------

    The Fund's investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

    The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares. The investment strategies of the Fund may be changed without shareholder approval.

Principal Investment Strategies
--------------------------------------------------------------------------------

    The Fund will seek to achieve its objectives by investing primarily in the equity securities of domestic companies. Specifically, the Fund will primarily invest in equity securities of domestic companies which the Manager believes to be undervalued or to represent special situations. An example of a special situation is a company undergoing change that might cause its market value to grow at a rate faster than the market generally.

    Under normal circumstances the Fund will have more than 65% of its assets invested in equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. The Fund, however, may also invest not more than 35% of its total assets in debt securities and preferred stocks which offer a significant opportunity for price appreciation.

    Critical factors that will be considered in the selection of any securities in which the Fund may invest will include the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the Manager's analysis, the Fund may invest in financially troubled companies if the Manager has reason to believe that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings, depreciation, and deferred income tax in excess of need for capital expenditures and dividends) will be considered attractive. Investment securities will also be assessed upon their earning power, stated asset value and off the balance sheet values. The Manager intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.

    The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation under ordinary circumstances.

    The Fund seeks to attain its investment objectives principally through investments in the following securities.

     (i) Common Stock: The Manager intends to invest primarily in equity securities of domestic companies in order to seek to achieve the Fund's investment objectives. Since the Fund primarily contains common stocks of domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks which may include a susceptibility to general stock market movements and volatile changes in value.

     (ii) United States Government Securities: The United States securities in which the Fund may invest include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    Defensive Position

    The Fund may take a defensive position when the Manager has determined that adverse business or financial conditions warrant such a position. When in a defensive position the Fund may invest temporarily without limit in rated or unrated debt securities, preferred stocks, repurchase agreements or in money market instruments.

o Money market instruments for this purpose include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars.

o A repurchase agreement is an instrument under which an investor purchases a United States Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate.

     While taking a defensive position the Fund may not achieve its investment objectives.

    Portfolio Turnover

    Purchases and sales are made for the Fund whenever necessary, in the Manager's opinion, to meet the Fund's objective. Portfolio turnover may involve the payment by the Fund of dealer spreads or underwriting commissions and other transactions costs. The greater the portfolio turnover the greater the transaction costs to the Fund. This could have an adverse effect on the Fund's total rate of return. The Fund will minimize portfolio turnover because it will not seek to realize profits by anticipating short-term market movements and intends to buy securities for long-term capital appreciation under ordinary circumstances.

    Buy/Sell Decisions

    The Fund's investment manager considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook.

Related Risks
--------------------------------------------------------------------------------

    Common stocks are especially susceptible to general stock market movements and to volatile changes in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Common stocks in which the Fund invests may decrease in value causing the value of an investment in the Fund to decrease.

III.  MANAGEMENT, ORGANIZATION AND
      CAPITAL STRUCTURE

    The Fund's investment adviser is the Delafield Asset Management Division of Reich & Tang Asset Management, LLC. The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2002, Reich & Tang Asset Management, LLC was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $15.7 billion. The Manager has been an investment adviser since 1970 and currently is manager or subadviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

    Mr. J. Dennis Delafield and Mr. Vincent Sellecchia are primarily responsible for the day to day investment management of the Fund. Mr. Delafield is Chairman, Chief Executive Officer and Director of the Fund and is Managing Director of the Reich & Tang Capital Management Group, a division of the Manager. Mr. Sellecchia is President of the

Fund and Managing Director of the Reich & Tang Capital Management Group, a division of the Manager. Both Mr. Delafield and Mr. Sellecchia have been associated with the Manager in an investment advisory capacity since September 1991.

    Pursuant to the Investment Management Contract for the Fund, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract, the Fund will pay an annual management fee of .80% of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund paid the Manager a management fee equal to .80% per annum of the Fund's average daily net assets. The management fees are accrued daily and paid monthly.

    Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting, supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to ..21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund paid the manager a fee for administrative services equal to .21% per annum of the Fund's average daily net assets.

    The Manager, at its discretion, may voluntarily waive all or a portion of the management and administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

IV. SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. It does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 90 days or less. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "How to Purchase and Redeem Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
--------------------------------------------------------------------------------

    The Fund determines the net asset value of the shares of the Fund as of 4:00 p.m., Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding of the Fund at the time the determination is made. The Fund determines its net asset value on each Fund Business Day. Fund Business Day for this purpose means any day on which the New York Stock Exchange is open for trading. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order.

    Portfolio securities for which market quotations are readily available are valued at market value. All other securities and assets of the Fund are valued at their fair market value as determined in good faith by the Fund's Board of Directors.

How to Purchase and Redeem Shares
--------------------------------------------------------------------------------

    Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations and are referred to as Participant Investors. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Fund's distributor with respect to investment of their customer accounts in the Fund. Any compensation paid to Participating Organization for servicing functions will be paid by the Manager from its own resources (see "Distribution Arrangements" herein).

    Investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly and will not receive the benefit of the servicing functions performed by a Participating Organization. In these instances, the Participating Organizations will not receive compensation from the Manager for the servicing they may provide to their clients.

    The minimum initial investment in the Fund is $5,000. The minimum initial investment requirement may be waived subject to the discretion of the Fund. There is no minimum amount for subsequent purchases. The minimum initial investment for an Individual Retirement Account is $250.

    The Fund will normally have its assets invested as is consistent with the investment objectives of the Fund. The Fund reserves the right to reject any purchase order.

    Shares are issued as of 4:00 p.m., Eastern time, on any Fund Business Day on which an order for the shares and accompanying payment are received, in accordance with the Fund's policies, by the Fund's transfer agent before 4:00 p.m., Eastern time.

    There is no redemption charge (except on shares held for 90 days or less), no minimum period of investment and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or bank wire. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the portfolio he/she owns, all dividends credited to the shareholder through the date of redemption are paid to the shareholder in addition to the proceeds of the redemption.

    The date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, (iii) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

    Redemption requests received by the Fund's transfer agent before 4:00 p.m., Eastern time, on any Fund Business Day become effective at 4:00 p.m. that day.

    The Fund has reserved the right to redeem all the shares in an account (with the exception of IRAs) if the net asset value of all the remaining shares in the account after a withdrawal is less than $500. Written notice of any such mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $500. The Fund may also elect to impose a monthly service charge of $10 on accounts that fall below $500 after a withdrawal instead of redeeming such shares.

    For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying the Participant Investors of the proposed mandatory redemption.

Investments Through Participating Organizations
--------------------------------------------------------------------------------

    When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

    Participating Organizations may confirm to a Participant Investor each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

    Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

    Certain qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Direct Purchase and Redemption Procedures

    The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly. These investors may obtain the subscription order form necessary to open an account by telephoning the Fund at either 212-830-5220 (within New York State) or at 800-221-3079 (toll free outside New York State).

    All shareholders will receive from the Fund a quarterly statement listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the quarter covered by the statement and the dividends paid on shares of the Fund during the statement period (including dividends paid in cash or reinvested in additional shares of the Fund). Certificates for Fund shares will not be issued to investors.



Initial Purchase of Shares

Mail and Personal Delivery

    Investors may send or personally deliver a check made payable to "Delafield Fund, Inc." along with a completed subscription order form to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

    Checks are accepted subject to collection at full value in United States currency. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account charged a $20 fee for each returned check.

Bank Wire

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number by telephoning the Fund at either 212-830-5220 (within New York State) or at 800-221-3079 (outside New York State) and then instruct a member commercial bank to wire money immediately to:

    Bank of New York
    ABA #021000018
    Reich & Tang Funds
    DDA #8900403519
    For Delafield Fund, Inc.
    Account of (Investor's Name)_________
    Account # ___________________________
    SS #/Tax I.D.# ______________________

    The investor should then promptly complete and mail the subscription order form.

    An investor planning to wire the Fund should instruct his bank so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day, will be treated as a payment received on that day.

Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

    You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your Participating Organization or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares

    Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

    Delafield Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey  07101-3232

    All payments should clearly indicate the shareholder's account number.

    Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the calendar year the shareholder's account is closed or during the following calendar year.

Redemption of Shares

    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the next Fund Business Day after the redemption is effected. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment.

    A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his/her signature and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

    The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow in and out of the Fund. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs - measured by both commissions and bid/ask spreads
- which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.0% fee on the redemption of shares held 90 days or less. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains). This fee also does not apply to shares held in retirement accounts of employees of the administrator and its affiliates and to shares purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through "wrap accounts."

    The Fund will use the first-in, first out (FIFO) method to determine the 90 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. In determining "90 days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on May 1, 2002, for example, will be subject to the fee if they are redeemed on or prior to July 30, 2002. If they are redeemed on or after July 31, 2002, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder for shares held in the Fund for 90 days or less from the date of purchase.

Written Requests

    Shareholders may make a redemption in any amount by sending a written request to:

    Delafield Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

    All written requests for redemption must be signed by the shareholder with signature guaranteed. The redemption proceeds are normally paid by check mailed to the shareholder of record.

Systematic Withdrawal Plan

    Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he/she offers to sell to the Fund, at net asset value, the number of full and fractional shares which will produce the monthly or quarterly payments specified (minimum $50 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this plan should consult their tax advisers.

    Shareholders wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Fund. No additional charge to the shareholder is made for this service.

Telephone

    The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption will be sent to the shareholder at his/her address or to his/her bank account as set forth in the subscription order form or in a subsequent signature guaranteed written authorization. Redemptions following an investment by check will not be effected until the check has cleared, which could take up to 15 days after investment. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service, and thus shareholders risk possible loss of dividends in the event of a telephone redemption which was not authorized by them. Telephone requests for redemption may not exceed the sum of $25,000 per request, per day. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discontinued at any time upon 60 days' written notice to shareholders.

    A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York State at 800-221-3079 and state (i) the name of the shareholder appearing on the Fund's records, (ii) his account number with the Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually, the proceeds are sent to the investor on the Fund Business Day after the redemption is effected, provided the redemption request is received prior to 4:00 p.m., Eastern time.

Retirement Plans
--------------------------------------------------------------------------------

    The Fund has available a form of "Traditional" Individual Retirement Account ("IRA") and a "Roth" IRA for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or HR 10 plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer- sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

    Under the Internal Revenue Code of 1986 (the "Code"), individuals may make wholly or partly tax deductible traditional IRA contributions of up to $3,000 annually (married individuals filing joint returns may each contribute up to $3,000 ($6,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. If you are age 50 or older, you may make wholly or partly tax deductible traditional IRA contributions of up to $3,500 annually (married individuals filing jointly may contribute up to $6,500 if one spouse is 50 years of age or older or $7,000 if both spouses are 50 years of age or older). Dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code.

    Investors satisfying statutory income level requirements may make non-deductible contributions of up to $3,000 annually to a Roth IRA. If you are 50 years of age or older, you may make non-deductible contributions of up to $3,500 annually to a Roth IRA. Distributions from a Roth IRA are not subject to tax if a statutory five-year holding period requirement is satisfied and if the distributions are made (i) on or after the owner attains age 59 1/2, (ii) to a beneficiary or the estate of the owner on or after the owner's death, (iii) due to the owner becoming disabled, or (iv) for certain first-time home purchases. The Fund also makes available Coverdell education savings accounts ("Coverdell ESAs") which permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old (18 years or older for a special needs beneficiary) depending on the individual's income level. Distributions from a Coverdell ESA are generally excluded from income when used for qualified higher education expenses. Consult your tax advisor.

    Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Fund's distributor at 600 Fifth Avenue, New York, New York 10020, (212) 830-5200.

Exchange Privilege
--------------------------------------------------------------------------------

      Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for Class B shares of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

    The Fund will provide shareholders with 60 days written notice prior to any modification or discontinuance of the exchange privilege. An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes.

    There is no charge for the exchange privilege or limitation as to frequency of exchanges. However, a redemption fee is charged on shares held 90 days or less. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Shares are exchanged at their net asset value. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is being made. Prospectuses may be obtained by contacting the Fund's distributor at the address or telephone number listed on the cover of this Prospectus.

    Instructions for exchange may be made in writing to the transfer agent at the appropriate address listed herein or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request.

Dividends, Distributions and Tax Consequences
--------------------------------------------------------------------------------

    The Fund has elected to be treated as and intends to qualify annually as a regulated investment company under the Internal Revenue Code. By qualifying, the Fund generally will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code.

    The Fund intends to distribute substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will normally pay dividends semi-annually. Dividends from net investment income or distributions of net realized short-term gains generally are taxable as ordinary income. The Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Capital gains distributions designated as capital gains dividend by the Fund within 60 days after the close of its taxable year are taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held its stock. Capital gain dividends are generally taxable at a maximum rate of 20% for non-corporate shareholders.

    You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the Fund at the next determined net asset value, but you will be subject to tax in the manner described herein even if you choose to have your dividends and distributions reinvested in additional shares. If you make no election the Fund will make the distribution in shares. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

    You will recognize a gain or loss when you sell shares of the Fund. The gain or loss is the difference between the proceeds of the sale (the net asset value of the Fund on the date of the sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months of the purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale, a deduction for the loss is generally disallowed.

    If the Fund acquires futures contracts, forward contracts, and options on futures contracts, special tax rules may affect whether gains and losses from such transactions are considered to be short-term or long-term and may have the effect of deferring losses and/or accelerating the recognition of gains or losses.

    A portion of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction available to corporations. Long-term capital gains distributions are not eligible for the dividends-received deduction. Corporate shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 45 days during the 90 day period beginning 45 days before a share of the Fund becomes ex-dividend with respect to such dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

    Any dividend or distribution received by a shareholder on shares of the Fund shortly after the purchase of those shares will have the effect of reducing the net asset value of the shares by the amount of the distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes (to the extent that the investor is subject to taxes) regardless of the length of time the investor may have held the stock.

    The Fund may be required to withhold for federal income tax ("backup withholding") 30% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number, to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability.

    If the Fund invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country.

    Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to federal, state and local income and withholding taxes.

    Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

    Investors do not pay a sales charge to purchase shares of the Fund.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement. There are no fees or expenses chargeable to the Fund under the Plan. The Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute indirect payment by the Fund for distribution expenses. If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

    The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fees and administrative services fees and past profits, for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations, for performing personal shareholder servicing and related maintenance of shareholder account functions on behalf of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Fund's shares, and
(iii) to pay the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including salaries and/or commissions of sales personnel of the Distributor and other persons, in connection with the distribution of the Fund's shares. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract or Administrative Services Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the financial performance of the shares of the Fund for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2001, 2000 and 1999, and by other auditors for the fiscal years before December 31, 1999. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                       Year Ended
                                                                       December 31,
                                             2001           2000           1999             1998           1997
                                          ---------       --------       ---------      ---------       --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year....    $  15.80        $ 14.07        $ 13.06        $  14.88        $ 13.49
                                          ---------       --------       ---------      ---------       --------
Income from investment operations:
   Net investment income..............        0.06           0.07           0.09            0.12           0.21
Net realized and unrealized
   gains (losses) on investments......        5.02           1.89           1.01        (   1.82)          2.42
                                          ---------       --------       ---------       -------        --------
Total from investment operations......        5.08           1.96           1.10        (   1.70)          2.63
                                          ---------       --------       ---------       -------        --------
Less distributions:
   Dividends from net investment income   (   0.06)       (  0.07)       (  0.09)       (   0.12)       (  0.21 )
Distributions from net realized gains
      on investments..................    (   1.12)       (  0.16)         --              --           (  1.03)
                                           -------         ------        ---------      ---------        ------
Total distributions...................    (   1.18)       (  0.23)       (  0.09)       (   0.12)       (  1.24)
                                           -------         ------         ------         -------         ------
Net asset value, end of year..........    $  19.70        $ 15.80        $ 14.07        $  13.06        $ 14.88
                                          =========       ========       ========       =========       ========
Total Return..........................       32.18%         13.98%          8.40%         (11.47%)        19.66%
Ratios/Supplemental Data:
Net assets, end of year (000).........    $ 200,047       $ 98,715       $  85,528      $ 103,730       $146,624
Ratios to average net assets:
   Expenses, net of fees waived (a)...        1.25%          1.28%          1.25%           1.24%          1.29%
   Net investment income..............        0.33%          0.52%          0.56%           0.83%          1.64%
   Management, administration and
      shareholder servicing fees waived                      0.00%          0.00%           0.00%          0.16%   0.20%
   Expenses paid indirectly...........        0.01%          0.00%          0.00%           0.00%          0.00%
Portfolio turnover rate...............       98.26%         99.53%        105.37%          81.56%         55.43%


(a)  Includes expenses paid indirectly.

A Statement of Additional Information (SAI) dated April 30, 2002, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

811-8054

                     [GRAPHIC OMITTED]


                        PROSPECTUS

                      April 30, 2002

                    Delafield Fund, Inc.

               Reich & Tang Distributors, Inc.
                    600 Fifth Avenue
                   New York, NY 10020
                      (212) 830-5220


DEL4/02P

================================================================================

DELAFIELD FUND, INC.                        600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2002
                      RELATING TO THE DELAFIELD FUND, INC.
                         PROSPECTUS DATED APRIL 30, 2002

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Delafield Fund, Inc. (the "Fund"), dated April 30, 2002 and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus.


This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.


                                Table of Contents
------------------------------------------------------------------------------------------------------------------------
Fund History......................................... 2      Capital Stock and Other Securities...................... 11
Description of the Fund and Its Investments and              Purchase, Redemption and Pricing of Shares.............. 11
   Risks  ........................................... 2      Taxation of the Fund.................................... 12
Management of the Fund............................... 4      Underwriters............................................ 13
Control Persons and Principal Holders of                     Calculation of Performance Data......................... 14
   Securities........................................ 7      Financial Statements.................................... 15
Investment Advisory and Other Services............... 7      Description of Ratings.................................. 16
Brokerage Allocation and Other Practices.............10
------------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on October 12, 1993 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The Fund's investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital. There can be no assurance that the Fund will achieve its investment objectives. Although not principal strategies, the Delafield Asset Management Division of Reich & Tang Asset Management, LLC (the "Manager") may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

(i) Warrants: The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date.

(ii) Convertible Securities: The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

(iii) Foreign Securities: Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its total assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.

Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the major U.S. markets and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

(iv) Corporate Reorganizations: The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Manager, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Manager which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

(v) Repurchase Agreements: When the Fund enters into a repurchase agreement, the Fund requires the continual maintenance of collateral (to be held by the Fund's custodian in a segregated account) in an amount equal to, or in excess of, the vendor's repurchase agreement commitment. The underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

(vi) Investment in Small Unseasoned Companies: The Fund may invest up to 5% of its total assets in small, less well known companies, which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

(vii) Short Sales: The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid high grade debt obligations. The Fund will also be required to deposit in a segregated account established and maintained with the Fund's custodian, liquid assets to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the security.

(viii) Restricted Securities: The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain exceptions, these securities are not readily marketable and are therefore considered illiquid securities. The price the Fund paid for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. The Fund will not invest more then 15% of the market value of its net assets in illiquid securities.

(ix) Lower Rated Securities: The Fund may invest in fixed-income securities, rated BB or lower by S&P or Ba or lower by Moody's, and comparable unrated securities. Such securities are of below investment grade quality and are considered high yield, high risk securities, commonly known as junk bonds.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares of the Fund" means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

(2) Borrow money. This restriction shall not apply to: (i) short-term credits from banks as may be necessary for the clearance of purchases and sales of securities, and (ii) borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(4) Invest more than 25% of its assets in the securities of issuers in any single industry.

(5) Purchase or otherwise acquire interests in real estate, real estate mortgage loans, commodities or commodity contracts, or interest in oil, gas or other mineral exploration or development programs.

(6) Make loans, except through the purchase of debt securities, and by entry into repurchase agreements.

(7) Acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such illiquid securities.

(8) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) further excepted as permitted by section 12(d) of the Investment Company Act of 1940 (the "Act").

(9) Pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by clause (2) made with respect to the Fund.

(10) Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

(11) Invest in puts, calls, straddles, spreads or combination thereof.

(12) Participate on a joint or a joint and several basis in any securities trading account.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners or officers CDC IXIS Asset Management North America, L.P., the managing member of Reich & Tang Asset Management, LLC or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.

The Board has formed an Audit Committee that meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are W. Giles Mellon, Robert Straniere and Yung Wong. The Committee met one time during the fiscal year ended December 31, 2001.

The Board has also formed a Nominating Committee comprised of W. Giles Mellon, Robert Straniere and Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2001. This committee currently does not consider nominees recommended by shareholders.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.

Disinterested Directors

Dr. W. Giles Mellon, 71 - Director of the Fund since 1993, has been Professor of Business Administration in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 60 - Director of the Fund since 1993, has been a member of the New York State Assembly since 1981, the owner of The Straniere Law Firm since 1980 and counsel of Fisher, Fisher & Berger since 1995. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex and a Director of WPG Funds Group.

Dr. Yung Wong, 63 - Director of the Fund since 1993, is the Managing Director of Abacus Associates, an investment firm, since 1996. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Interested Director and Officers

J. Dennis Delafield, 66 - Chairman, Chief Executive Officer and a Director of the Fund since 1993, is Managing Director of the Capital Management Division of Reich & Tang Asset Management, LLC, with which he has been associated since September 1993. From December 1991 to September 1993, Mr. Delafield, acting as an investment adviser, was a Managing Director of Reich & Tang L.P. and an officer of Reich & Tang, Inc.; from October 1979 to December 1991, he was President and Director of Delafield Asset Management, Inc. Mr. Delafield is deemed an interested person for purposes of the 1940 Act by virtue of his position with the Manager.

Vincent Sellecchia, 50 - President of the Fund, is Managing Director of the Capital Management Division of Reich & Tang Asset Management, LLC, with which he has been associated since September 1993. From December 1991 to September 1993, Mr. Sellecchia, acting as an investment adviser, was Vice President of Reich & Tang L.P. and an officer of Reich & Tang, Inc.; from October 1980 to December 1991, he was Vice President, Director of Investment Analysis for Delafield Asset Management, Inc.

Cleo Piperis, 26 - Vice President of the Fund, has been employed by the Manager as an account administrator since December 1993.

Steven W. Duff, 48 - Executive Vice President of the Fund, has been President of the Mutual Funds Division of Reich & Tang Asset Management, LLC since September 1994. Mr. Duff is also President and a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Molly Flewharty, 51 - Vice President of the Fund, is Senior Vice President of the Mutual Funds Division of Reich & Tang Asset Management, LLC and has been associated Reich & Tang Asset Management, LLC since 1977. Ms. Flewharty is also Vice President of 15 other funds in the Reich & Tang Fund Complex.

Richard De Sanctis, 45 - Treasurer and Assistant Secretary of the Fund, is Executive Vice President, Chief Financial Officer and Treasurer of Reich & Tang Asset Management, LLC. Mr. De Sanctis has been associated with Reich & Tang Asset Management, LLC since 1990. Mr. De Sanctis is also Treasurer and Assistant Secretary of 12 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 37 - Assistant Treasurer and Secretary of the Fund, is Senior Vice President of the Mutual Funds division of Reich & Tang Asset Management, LLC and has been associated with Reich & Tang Asset Management, LLC since June 1986. Ms. Holtzer is also Assistant Treasurer and Secretary of 15 other funds in the Reich & Tang Fund Complex.

The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2001:

--------------------------------------------------------------------------------
                                               Aggregate Dollar Range of Equity
                                             Securities in All Funds Overseen or
Name of Director    Dollar Range of Equity      to be Overseen by Director or
                    Securities in the Fund     Nominee in Family of Investment
                                                            Companies
--------------------------------------------------------------------------------
Disinterested Directors:
--------------------------------------------------------------------------------
W. Giles Mellon         $1 - $10,000                    $10,001 - $50,000
Robert Straniere      $10,001 - $50,000                 $10,001 - $50,000
Yung Wong               Over $100,000                     Over $100,000
--------------------------------------------------------------------------------
Interested Director:
--------------------------------------------------------------------------------
J. Dennis Delafield     Over $100,000                     Over $100,000
--------------------------------------------------------------------------------

The Fund paid an aggregate remuneration of $9,375 to its directors with respect to the period ended December 31, 2001, all of which consisted of directors fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract.

                                                    COMPENSATION TABLE

                         Aggregate          Pension or Retirement          Estimated Annual     Total Compensation From
Name of Person,      Compensation From       Benefits Accrued as             Benefits Upon       Fund and Fund Complex
   Position              the Fund            Part of Fund Expenses      Retirement             Paid to Directors*

Dr. W. Giles Mellon,       $3,125                     0                          0                $57,375 (13 Funds)
Director

Robert Straniere,          $3,125                     0                          0                $57,375 (13 Funds)
Director

Dr. Yung Wong,             $3,125                     0                          0                $57,375 (13 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 2001. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment adviser.

Code of Ethics

The Fund, the Manager and the Distributor have each adopted a Code of Ethics (collectively, the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics restricts the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The Code of Ethics for the Fund, the Manager and the Distributor are filed as exhibits to the Fund's registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund's Prospectus.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On March 31, 2002 there were 11,045,646 shares of the Fund outstanding. As of March 31, 2002, the amount of shares owned by all officers and directors of the Fund, as a group, was 6.90% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of March 31, 2002:

Name and Address                      % of Class            Nature of Ownership

Charles Schwab                           22.2%                     Record
101 Montgomery Street
San Francisco,  CA  94104-4122

National Financial Services Corp.        16.9%                      Record
One World Financial Center
200 Liberty Street
New York.  NY  10281-1003

National Investor's Services              9.5%                      Record
55 Water Street
32nd Floor
New York, NY  10041

MetLife Employee 401-K Plan               5.4%                      Record
c/o Ray O'Connor
Chase Manhattan Bank TTEE
4 New York Plaza
New York,  NY  10004-2413

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("RTAMLLC"), a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York, 10020. RTAMLLC was as of March 31, 2002`, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $15.7 billion. In addition to the Fund, RTAMLLC acts as investment manager or sub-adviser of seventeen other registered investment companies of which it acts as administrator for thirteen. RTAMLLC also advises pension trusts, profit-sharing trusts and endowments.

RTAMLLC is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in Reich & Tang Asset Management, LLC. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2002.

The Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the Investment Management Contract on April 18, 2002, for a term extending until June 30, 2003. The contract may be continued in force for successive twelve-month periods beginning each July 1, provided that such contract is approved by a majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

The Manager:

The Board reviewed financial data on the Manager and discussed the Manager's profitability relating to its management of the Fund in particular and the Reich & Tang fund complex in general. It also considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund and, in particular, the relationship J. Dennis Delafield and Vincent Sellecchia have with many of the Fund's shareholders. In addition, the Board discussed the Manager's track record of monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions and also to assure that it has been in compliance with the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Fund

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group, (ii) performance data of the Fund compared to relevant stock indices, (iii) data concerning the fees and expenses of the Fund compared to other funds that have a similar investment objective and are comparable in size ("Peer Group"), and (iv) an expense summary of the Fund for fiscal year 2001 and projected expense summary for fiscal year 2002. In particular, the Board noted that the Fund has consistently performed well in the last year, generally outperforming its benchmarks - the S&P 500 and Russell 2000 indices.

Other Factors:

In addition to the above factors, the Board also discussed the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers' and dealers' provision of brokerage and research services to the Manager (including transactions processed through affiliates of the Manager). The Board further discussed compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing.

The portfolio managers for the Fund were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).

Conclusion:

The Board of Directors, including all of the disinterested directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Fund will pay an annual management fee of .80% of its average daily net assets. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal years ended December 31, 1999, 2000 and 2001, the Manager received investment management fees totaling $739,325, $695,797 and $1,014,579 respectively. The Manager at its discretion may waive its rights to any portion of the management fee and may use any portion of the management fee for purposes of shareholder and administrative services and for distribution of the Fund's shares. Expenses incurred in the distribution and the servicing of shares shall be paid by the Manager.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended December 31, 1999, 2000 and 2001, the fees payable to the Manager under the Administrative Services Contract were $194,073, $182,647 and $266,327, respectively.

Distribution And Service Plan

The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission ("SEC") has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors, Inc. (the "Distributor"), as distributor of the Fund's shares.

There are no fees or expenses chargeable to the Fund under the Plan. The Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute indirect payments by the Fund for distribution expenses. If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.

For the Fund's fiscal year ended December 31, 2001, the Manager made payments from its own resources aggregating $11,890, which was spent on prospectus and application printing.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fees and administrative services fees and past profits, for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations, for performing personal shareholder servicing and related maintenance of shareholder account functions on behalf of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Fund's shares, and (iii) to pay the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including salaries and/or commissions of sales personnel of the Distributor and other persons, in connection with the distribution of the Fund's shares. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract or Administrative Services Contract in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect until June 30, 2003. Thereafter it may continue in effect for successive annual periods commencing July 1, provided it is approved by shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreement related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.

Custodian and Transfer Agent

The Bank of New York, 100 Church Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Accountants

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the America, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager or portfolio transactions may be effected by the Manager. Neither the Fund nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

The investment information provided to the Manager is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its client accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase securities which are listed through the third market. Where transactions are executed in the over-the counter market or the third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.

The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act, as amended, and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The SEC has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid aggregate brokerage commissions of $354,767, $352,529 and $371,542 respectively. Of those amounts $208,761, $179,625 and $217,802 respectively, was paid to the Distributor, an affiliated person of the Fund. For the fiscal year ended December 31, 2001, the Distributor received 59% of the brokerage commissions paid by the Fund and effected 83% of the transactions involving the payment of commissions. The reason for the difference in the foregoing percentages is that the Distributor charges the Fund a below market rate for executing its trades.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.

Under its Articles of Incorporation the Fund has the right to redeem, for cash, shares of the Fund owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent any concentration of share ownership which would cause the Fund to become a personal holding company for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (i) as required by the 1940 Act, and (ii) upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding of the Fund at the time the determination is made. The Fund determines its net asset value on each Fund Business Day. Fund Business Day for this purpose means any day on which the New York Stock Exchange is open for trading. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekdays or other days when the Fund does not price its shares, and thus the value of the Fund's shares may change on days when Shareholders will not be able to purchase or redeem the Fund's shares.

The Fund's portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending December 31 of such year, and (iii) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund may be eligible for the dividends-received deduction available to corporations. However, dividends received by the Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in the Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend.

Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholders cost basis, such distribution, nevertheless, will be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholders holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund are acquired without sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge, with respect to the newly acquired shares, is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as section 988 gains or losses, may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.

The Fund is required to report to the Internal Revenue Service (IRS) all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (rather than distributions to exempt shareholders) are generally subject to withholding of Federal income tax at a rate of 30% (backup withholding) if (i) the shareholder fails to furnish the Fund with and to certify the shareholders correct taxpayer identification number or social security number, (ii) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset. It does not impose a sales charge for either purchases or redemptions, except for a redemption fee on shares held for 90 days or less. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

General

The Fund may from time to time include its total return, and average annual total return (before and after taxes) in advertisements or information furnished to present or prospective shareholders. The Fund may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by the Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Inc., Wiesenberger Investment Company Service, Barrons, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal as having the same investment objectives. The performance of the Fund may also be compared to the Europe, Australia and Far East Index, an unmanaged standard foreign securities index monitored by Capital International, S.A. and to the Standard & Poor's 500 Stock Index, the Russell 2000 Index and the Dow Jones Industrial Average, all of which are recognized indices of domestic stocks performance.

Total Return and Average Annual Total Return

Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in the Fund over a specified period. Varying assumptions are made in calculating average annual total return, depending on whether it is calculated before taxes, after taxes on distributions or after taxes on distributions and redemption, as detailed below. Total return shows the aggregate return on an investment over a specified period and assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash.

The Fund uses the following formulas to calculate average annual total return:

(1)      Average Annual Total Return Quotation.

Average Annual Total Return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

In calculating average annual total return the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period.

(2)  Average Annual Total Return (After Taxes on Distributions) Quotation.

Average Annual Total Return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on the Fund's distributions but not after taxes on redemption.

In calculating average annual total return the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. Taxes due on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, however, it is assumed that the redemption has no tax consequences.

(3) Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation.

Average Annual Total Return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on the Fund's distributions and redemption.

In calculating average annual total return, the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. Taxes on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

-------------------------------------------------------------------------------
                                PERFORMANCE DATA
                      (for periods ended December 31, 2001)

                             Average Annual    Average Annual   Average Annual
                          Total Return Since  Total Return for  Total Return for
  Delafield Fund, Inc.        Inception*         5 years           1 year
-------------------------------------------------------------------------------
Before Taxes                      14.44%          11.58%            32.18%
After Taxes on Distributions      12.65%          10.50%            30.12%
After Taxes on Distributions and
Redemption                         8.34%           6.84%            15.03%

*The inception date of the Fund was November 19, 1993.



XII.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended December 31, 2001 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Moody's Investors Service, Inc. (Moody's)

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moodys publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moodys believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

_____________________________________
* As described by the rating agencies.

Standard & Poor's Rating Services, a division of the McGraw-Hill Companies (S&P)

AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Fitch Investors Service, Inc.

AAA: Securities in this category are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Securities in this category are considered to be investment grade and of very high credit quality. The obligors ability to pay interest and repay principal is very strong, although not quite as strong as securities rated AAA. As securities rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Securities in this category are considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB: Securities in this category are considered to be investment grade and of satisfactory quality. The obligors ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB: Securities are considered speculative. The obligors ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Securities are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligors limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Securities have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Securities are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Securities are in imminent default in payment of interest or principal.

DDD, DD, and D: Securities are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Duff & Phelps Credit Rating Co.

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB: Below-average protection factors but within the definition of investment grade securities but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearages.

Plus (+) or Minus (-): The ratings from AA to C (i.e. five categories below BBB) may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.